UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 4, 2026
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BillionToOne, Inc.
(Exact name of Registrant as specified in its charter)
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Delaware	001-42934	81-1082020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1035 O’Brien Drive
Menlo Park, CA 94025
(Address of principal executive offices including zip code)
Registrant’s telephone number, including area code: (650) 460-2551

(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.00001 per share	BLLN	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On March 4, 2026, BillionToOne, Inc. (the “Company”) issued a press release announcing financial results for the quarter and year ended December 31, 2025. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K and the accompanying Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is not to be incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended or the Exchange Act, regardless of any general incorporation language contained in such filing, unless otherwise expressly stated in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 4, 2026, the Board of Directors (the “Board”) of BillionToOne, Inc. (the “Company”), based upon the recommendation of the Compensation Committee of the Board (the “Compensation Committee”), approved and adopted the BillionToOne Annual Incentive Plan (the “Bonus Plan”) to be effective for performance periods beginning January 1, 2026. The Bonus Plan is intended to attract, retain and motivate top performing employees, and reward exceptional individual performance. The Company’s executive officers and such other employees as designated by the Company’s Chief Executive Officer are eligible to receive incentive bonuses under the Plan. With respect to the Company’s executive officers, the Bonus Plan is administered by the Compensation Committee and by the Company’s Chief Executive Officer with respect to all other participants.

Incentive bonuses under the Bonus Plan will be paid based on the achievement of performance goals for the applicable performance period (which the Company expects to be each fiscal year), in each case, as determined by the administrator. Payment of incentive bonuses under the Bonus Plan may be made in the form of cash or fully vested shares of the Company’s Class A Common Stock granted under the Company’s 2025 Equity Incentive Plan, as determined by the administrator, and may be prorated for new hires and promotions. A participant will generally be required to remain employed through the applicable payment date in order to be eligible to receive payment of an incentive bonus under the Bonus Plan. The Board and the Compensation Committee may amend or terminate the Bonus Plan at any time. Incentive bonuses paid under the Bonus Plan are subject to the Company’s clawback policy and applicable law.

The foregoing summary of the Bonus Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Bonus Plan, which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit	Description
99.1	Press Release of BillionToOne, Inc. dated March 4, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BillionToOne, Inc.

Date:	March 4, 2026	By:	/s/ Ross Taylor
		Name:	Ross Taylor
		Title:	Chief Financial Officer